Share premium	12 Months Ended
Dec. 31, 2018
Share Premium Abstract
Share premium

32.   Share premium

Share premium includes the amount paid up by the Bank’s shareholders in capital issues in excess of the par value.

The Spanish Limited Liability Companies Law expressly permits the use of the share premium account balance to increase capital at the entities at which it is recognised and does not establish any specific restrictions as to its use.

The reduction of EUR 74 million in 2016 is the result for the capital increases arising from the Santander Dividendo Elección scrip dividend scheme. The increase in the balance of Share premium in 2017 is the result of the capital increase of EUR 6,343 million approved on July 3, 2017 (See note 31.a) and the reduction of EUR 48 million is due the capital increases charge to reserve arising from the Santander Diviendo Elección program.

The decrease produced in 2018 is a consequence of the reduction of EUR 50 million to cope with the capital increase as a result of the Santander Dividendo Elección program.

Also, in 2018, 2017 and 2016 an amount of EUR 10 million was transferred from the Share premium account to the Legal reserve (2017: EUR 154 million; 2016: EUR 15 million) (See note 33.b.i).